As Filed with the Securities and Exchange Commission on June 10, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 10, 2015 (June 5, 2015)

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2015, the Board of Directors (the “Board”) of Monsanto Company (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws (the “Bylaws”). The principal change to the Bylaws includes the addition of a new section 8A, which implements “proxy access” and allows eligible shareowners who comply with the requirements set forth in the Bylaws to include their own nominee for director in the Company’s proxy statement along with the candidates nominated by the Board. Pursuant to the proxy access provision, a shareowner or a group of no more than 20 shareowners, who has maintained continuous qualifying ownership of at least 3% of the Company’s outstanding common stock for at least three years and has complied with the other requirements set forth in the Bylaws, may include a specified number of director nominees in the Company’s proxy materials for an annual meeting of shareowners. The proxy access provision will be first available to shareowners in connection with the Company’s 2016 Annual Meeting of Shareowners. The amendments also include certain changes to the advance notice and voting provisions in connection with the adoption of the proxy access provision and changes intended to clarify and conform various provisions of the Bylaws to the General Corporation Law of the State of Delaware and to other provisions of the Bylaws.
The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended and restated.
A copy of the amended and restated Bylaws and a copy marked to show changes from the prior Bylaws are included as Exhibits 3.2(i) and 3.2(ii), respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibit is filed herewith:

Exhibit 3.2(i)     Monsanto Company Bylaws, as amended and restated effective June 5, 2015

Exhibit 3.2(ii)    Monsanto Company Bylaws, marked to show amendments effective as of June 5, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 10, 2015

MONSANTO COMPANY

By: /s/ Jennifer L. Woods
Name: Jennifer L. Woods
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2(i)	Monsanto Company Bylaws, as amended and restated effective June 5, 2015
3.2(ii)	Monsanto Company Bylaws, marked to show amendments effective as of June 5, 2015